EXHIBIT 10.1

NEITHER THE NOTE AS AMENDED BY THIS SECOND AMENDMENT NOR ANY SECURITIES WHICH MAY BE ISSUED UPON THE EXERCISE OF CONVERSION RIGHTS UNDER THE NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR OTHERWISE QUALIFIED UNDER ANY STATE SECURITIES LAW. NEITHER THE NOTE NOR ANY SUCH SECURITIES MAY BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND REGISTRATION OR OTHER QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR OTHER QUALIFICATION IS NOT REQUIRED.

Notwithstanding anything herein to the contrary, (i) the obligations evidenced by the Subordinated Convertible Promissory Note dated August 14, 2008 by CECO Environmental Corp., as amended by the First Amendment to Subordinated Convertible Promissory Note dated February 13, 2009 and this Second Amendment to Subordinated Convertible Promissory Note, are subordinated to the prior payment in full of the Senior Obligations (as defined in the Subordination Agreement referred to herein) pursuant to, and to the extent provided in the Subordination Agreement, dated as of August 14, 2008 (as amended, restated, supplemented or modified from time to time, the “Subordination Agreement”) in favor of Fifth Third Bank (together with its successors and assigns, and the other holders, if any, of the Senior Obligations identified therein or contemplated thereby, the “Senior Lender”) and (ii) the rights of the holder of the Note, as amended, are subject to the limitations and provisions of the Subordination Agreement. In the event of any conflict between the terms of the Subordination Agreement and the terms of the Subordinated Convertible Promissory Note, as amended hereby, the terms of the Subordination Agreement shall govern.

Second Amendment to Subordinated Convertible Promissory Note

This Second Amendment to Subordinated Convertible Promissory is dated as of May 1, 2009 between CECO Environmental Corp., a Delaware corporation, (the “Company”), and Icarus Investment Corp., an Ontario corporation (“Holder”).

WHEREAS, the Company executed a Subordinated Convertible Promissory Note dated as of August 14, 2008, as amended by a First Amendment to Subordinated Convertible Promissory Note dated February 13, 2009 (the “Note”), in the principal amount of Canadian $5,000,000, payable to Holder;

WHEREAS, the parties desire to amend the Note (i) to extend the maturity date, and (ii) and to make such other revisions as further provided herein;

NOW, THEREFORE, in consideration for the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

1. Amendments to Note.

1.1 Paragraph 1. The reference to “July 31, 2010” in Paragraph 1 of the Note is hereby amended by substituting a reference to “October 1, 2011” for such reference to “July 31, 2010” where “July 31, 2010” appears therein.

1.2 Paragraph 11.1 Clause (a) of Section 11.1 “Occurrences of Events of Default” is hereby amended in its entirety by substituting the following in its stead:

(a) if the Company fails to pay any amount payable under this Note and such default is not cured within 5 days of written notice from the Holder;

2. Extension Fee. In consideration of Holder’s agreement to extend the maturity date as set forth herein, the Company immediately shall pay Holder a fee of CAD $38,220.

3. Continuing Effect. All terms and provisions of the Note, except as expressly modified herein, shall continue in full force and effect, and the Company hereby confirms each and every one of its obligations under the Note as amended herein. The indebtedness evidenced by the Note is continuing indebtedness, and nothing herein shall be deemed to constitute a payment, settlement or novation of the Note, or release or otherwise adversely affect any lien, mortgage, or security interest securing such indebtedness or any rights of the Holder against any party.

4. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

The Company: CECO Environmental Corp.

By:	/s/ Dennis W. Blazer
Dennis W. Blazer, Vice President and CFO

Holder: Icarus Investment Corp.

By:	/s/ Phillip DeZwirek
Its:	Director